================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 1998


                              GREATER BAY BANCORP
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                                                 77-0387041
 (State or other jurisdiction of                                  (I.R.S. employer
  incorporation or organization)                               identification number)



                       COMMISSION FILE NUMBER:  0-25034


                            2860 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303
             (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 813-8200


================================================================================

ITEM 5.  OTHER EVENTS.

     See attached Press Release dated July 8, 1998.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



                                    Exhibits
                                    --------

99.1  Press Release dated July 8, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER BAY BANCORP
                                    (Registrant)



Date:  July 16, 1998                By /s/ Steven C. Smith
                                    _____________________________
                                    Steven C. Smith
                                    Executive Vice President, Chief
                                    Operating Officer and Chief Financial
                                    Officer

                                 EXHIBIT INDEX
                                 -------------


99.1  Press Release dated July 8, 1998.

                                       4